                      SEMIANNUAL REPORT / JANUARY 31, 2000

                        AIM SMALL CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

[PHOTO APPEARS HERE]                    THE INDEPENDENCE DAY PARADE BY JANE
                                        WOOSTER SCOTT

                                        JUST AS SMALL BUSINESSES ARE A KEY
                                        COMPONENT OF THIS FESTIVE PAINTING,
                                        SMALL COMPANIES ARE AN IMPORTANT PART
                                        OF THE U.S. ECONOMIC LANDSCAPE. IN
                                        AIM SMALL CAP OPPORTUNITIES FUND, WE
                                        ENDEAVOR TO OWN THE STOCKS OF SMALLER
                                        COMPANIES THAT WE BELIEVE HAVE EXCITING
                                        POTENTIAL.


AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Small Cap Opportunities Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 12/31/99 (the most recent calendar quarter end), were as follows. Class A shares, one year, 74.09%, inception (6/29/98), 60.77%. Class B shares, one year, 77.93%, inception (7/13/98), 65.00%. Class C shares, one year, 82.19%; inception (12/30/98), 87.19%.
o  The fund has been closed to new investors since 11/4/99.
o The fund's base management fee is 1.00%. Effective January 1, 2001, this fee is subject to a maximum 0.75% performance adjustment upward or downward. As a result, beginning January 1, 2001, the fund could pay a management fee that ranges from 0.25% to 1.75% of average daily net assets based on its performance.
o The fund participates in the initial public offering (IPO) market, and a portion of the fund's returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM SMALL CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


  [PHOTO OF     Dear Fellow Shareholder:
 Charles T.
   Bauer,       During 1999 and very early this year, well-known indicators of
Chairman of     large-company stocks such as the Dow Jones Industrial Average
the Board of    and the S&P 500 began to seem unstoppable. Yet toward the close
 the Fund,      of the six-month period covered by this report, both came to an
APPEARS HERE]   abrupt halt. The Dow had reached an all-time high of 11,723 in mid-January; by January 31, it had declined to 10,940.
                Similarly, the S&P 500 reached its all-time high of 1,469 at the end of 1999; one month later that index stood at 1,394.
  However, some sectors of the stock market, particularly technology, remained favorites. The tech-dominated NASDAQ Composite Index continued to rise, reaching 3,940 on January 31, up 49.52% in six months and headed toward new highs after the close of the reporting period. The ascent of this sector had many worried, however, as market valuations of some tech companies soared to untested heights. While a number of observers anticipated a change in market sentiment, no one can predict when that might occur.
  We think this divergent market is a good environment for the long-short strategy pursued by your fund. The strategy, which is explained in further detail in the pages that follow, attempts to take advantage of downturns in segments of the market as well as rallies.

LOOKING AHEAD
As we look about at the close of this reporting period, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the U.S. economic expansion, which is now the longest on record; and we welcome the Federal Reserve's vigilant stance on inflation. However, we know how quickly the fortunes of the market or of a market segment can change. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the six months ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


                           ---------------------------
                                  WE THINK THIS
                              DIVERGENT MARKET IS A
                              GOOD ENVIRONMENT FOR
                             THE LONG-SHORT STRATEGY
                              PURSUED BY YOUR FUND.
                           ---------------------------

                        AIM SMALL CAP OPPORTUNITIES FUND

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW

TECH-STOCK RALLY HELPS FUND POST EXCELLENT RETURNS

SMALLER-COMPANY STOCKS REGISTERED IMPRESSIVE GAINS DURING THE REPORTING PERIOD. HOW DID AIM SMALL CAP OPPORTUNITIES FUND PERFORM?

The fund's performance was excellent. Excluding sales charges, total returns were 48.68%, 48.12% and 48.06% for Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2000. The fund significantly outperformed the Russell 2000 Index and the Lipper Small Cap Funds Index, which posted gains of 12.25% and 28.85%, respectively, for the same period.
  During the six-month reporting period, the fund's total net assets increased from $365 million to $698 million. The fund was closed to new investors on November 4, 1999.

HOW DID THE STOCK MARKET FARE DURING THE REPORTING PERIOD?

Several stock indexes, including the Dow, soared to new heights during the reporting period, but this record-setting performance masked a relatively narrow market. The best-performing stocks were those with the most perceived growth potential: technology, telecommunications and broadcasting. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution.
  Stock markets were volatile as investors were concerned about rising interest rates. During the reporting period, the Federal Reserve Board (the Fed) raised the key federal funds rate from 5% to 5.50%. In December, a Fed decision to leave rates unchanged sparked a market rally. Markets dipped in late January amid heightened concerns that the Fed would again tighten monetary policy.
  Large-, mid- and small-cap stock indexes all posted impressive gains for the period. Indeed, the Russell 2000 Index, a benchmark for the performance of small-cap stocks, erased the deep losses it sustained in 1998, rising to a record level before retreating as the reporting period closed.

WHAT WAS BEHIND THE STRONG PERFORMANCE OF SMALL-CAP STOCKS?

The underperformance of small-cap stocks in recent years left them favorably priced in comparison to large-cap stocks. That made smaller-company issues more attractive to investors. Additionally, smaller companies are experiencing more dramatic earnings growth than large firms. Unlike many large, multinational corporations, smaller companies conduct most of their business in the United States, where economic growth has been robust. Consequently, the profits of smaller firms are usually less affected by economic downturns abroad.

WHAT WAS BEHIND THE FUND'S SOLID PERFORMANCE?

The fund's heavy weighting in technology stocks allowed it to take advantage of the strong rally in that sector. Over the reporting period, we increased the fund's technology holdings from 42% to 65% of the portfolio. Simultaneously, we reduced the consumer-cyclical weighting from 29% to about 9% of the fund's holdings.
  Please keep in mind that our sector weightings were the result of our stock-selection process, which is based on company earnings and not macro-economic predictions. We believe that earnings drive stock prices. We are finding more companies with excellent growth prospects in the technology sector.
  The fund participates in the Initial Public Offering (IPO) market, and a portion of the fund's return is attributable to its investment in IPO's, which had a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will con-


          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

================================================================================

CUMULATIVE TOTAL RETURNS

For the six months ended 1/31/00, excluding sales charges

Class A Shares                                        48.68%
Class B Shares                                        48.12%
Class C Shares                                        48.06%
Russell 2000 Index                                    12.25%
Lipper Small Cap Funds Index                          28.85%

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/00, including sales charges

CLASS A SHARES
Inception  (6/29/98)                                  58.89%
  1 year                                              71.53*
* 81.54% excluding sales charges

CLASS B SHARES
Inception  (7/13/98)                                  62.80%
  1 year                                              75.39*
* 80.39% excluding CDSC

CLASS C SHARES
Inception (12/30/98)                                  81.69%
  1 year                                              79.55*
* 80.55% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                      SEMIANNUAL REPORT/MANAGERS' OVERVIEW

====================================================================================================================================

PORTFOLIO COMPOSITION

As of 1/31/00, based on total net assets
------------------------------------------------------------------------------------------------------------------------------------
TOP 10 STOCK HOLDINGS                    TOP 10 INDUSTRIES                                  TOP 10 SHORT POSITIONS
 1. QLogic Corp.                 2.04%    1. Computers (Software & Services)       26.50%    1. Waters Corp.                  1.22%

 2. Verio, Inc.                  2.03     2. Electronics (Semiconductors)          10.90     2. IDEC Pharmaceuticals Corp.    1.08

 3. Mercury Interactive Corp.    1.96     3. Communications Equipment               8.39     3. Royal Caribbean Cruise Ltd.   1.06

 4. Jones Pharma, Inc.           1.89     4. Electrical Equipment                   6.80     4. Chemdex Corp.                 1.05

 5. Sawtek, Inc.                 1.86     5. Electronics (Instrumentation)          5.41     5. Guidant Corp.                 0.94

 6. Digex, Inc.                  1.82     6. Computers (Peripherals)                4.99     6. Whole Foods Market, Inc.      0.92

 7. Newport Corp.                1.53     7. Oil & Gas (Drilling & Equipment)       4.70     7. Polaroid Corp.                0.90

 8. Polycom, Inc.                1.51     8. Equipment (Semiconductor)              3.44     8. Blyth Industries, Inc.        0.83

 9. SanDisk Corp.                1.42     9. Retail (Specialty-Apparel)             3.29     9. Ocular Sciences, Inc.         0.80

10. PSW Technologies, Inc.       1.30    10. Health Care (Drugs-Generic & Other)    2.38    10. Gap, Inc. (The)               0.80

Keep in mind that the fund's portfolio is subject to change and there is no assurance the fund will continue to hold any particular security.
====================================================================================================================================


tinue to experience substantially similar performance by investing in IPOs.

CAN YOU DESCRIBE THE FUND'S ALTERNATIVE INVESTMENT STRATEGY?

The fund may employ short selling and leveraging. While the fund owns the stocks of companies expected to experience rapid earnings growth, it can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are later sold, with the intention of buying them at an anticipated lower price. We believe a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?

As of January 31, 2000, the fund owned 119 stocks and held 34 short positions. Small- and micro-cap stocks made up 54% of the fund's long positions while mid-cap stocks made up the remainder.

WHAT TECHNOLOGY STOCKS DID YOU LIKE?

Tech stocks in the portfolio included QLogic, the fund's top holding. The company makes products for connecting peripheral devices (such as scanners) to computers. Verio, the fund's second largest holding, is an Internet service provider that has been growing through acquisitions while Mercury Interactive makes products to eliminate Web-site bottlenecks.
  Other tech stocks that the fund owned were Sawtek, which makes products used in telecommunications systems, cellular telephones and satellite systems; Digex, which hosts Web sites and Web-based applications for more than 500 institutions and businesses; and Newport Corp., which makes laser/electro-optical equipment for fiber-optic communications, computer peripherals and other products.
  We remain optimistic about the growth prospects for tech companies. Technology is assuming an increasingly important position in the U.S. and world economies. Just recently, adjustments were made to the Dow to reflect this development.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?

Jones Pharma distributes specialty pharmaceutical products while Lamar Advertising specializes in billboard and other forms of outdoor advertising.

WHAT IS YOUR OUTLOOK?

The unprecedented economic expansion of the past few years has helped push stock-market indexes to record heights. Over the near term, we expect the healthy economic growth to continue. While such a trend would seemingly bode well for stocks, it could contribute to volatility in the market, especially if the Fed deems that the economy is growing too rapidly. On February 2, shortly after the close of the reporting period, the central bank raised the federal funds rate to 5.75%. Although by no means a certainty, it appears that the Fed is poised to raise interest rates again in the months ahead to slow economic growth and forestall inflation. Uncertainty about the Fed's direction could have an unsettling effect on the stock market.
  However, we remain optimistic about the long-term prospects for small-cap stocks because of their attractive prices and the encouraging earnings-growth projections for many smaller companies.


          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-98.19%

AIR FREIGHT-0.35%

Eagle USA Airfreight, Inc.(a)            75,000   $  2,456,250
--------------------------------------------------------------

BANKS (REGIONAL)-0.78%

Greater Bay Bancorp                      75,000      3,159,375
--------------------------------------------------------------
Trustmark Corp.                         125,000      2,257,812
--------------------------------------------------------------
                                                     5,417,187
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-8.39%

Aspect Communications Group(a)          150,000      7,331,250
--------------------------------------------------------------
Davox Corp.(a)                          250,000      7,156,250
--------------------------------------------------------------
Gilat Satellite Networks Ltd.
  (Israel)(a)                            60,000      6,405,000
--------------------------------------------------------------
Harmonic, Inc.(a)                        90,000      8,668,125
--------------------------------------------------------------
Intertrust Technologies Corp.(a)         42,000      6,063,750
--------------------------------------------------------------
MCK Communications, Inc.(a)             135,000      3,628,125
--------------------------------------------------------------
Polycom, Inc.(a)                        175,000     10,565,625
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)       150,000      8,718,750
--------------------------------------------------------------
                                                    58,536,875
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.99%

MRV Communications, Inc.                125,000      9,093,750
--------------------------------------------------------------
VeriSign, Inc.(a)                        30,000      4,807,500
--------------------------------------------------------------
                                                    13,901,250
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-4.99%

Media 100 Inc.(a)                       200,000      4,500,000
--------------------------------------------------------------
QLogic Corp.(a)                          93,000     14,223,187
--------------------------------------------------------------
SanDisk Corp.(a)                         74,200      9,933,525
--------------------------------------------------------------
Xircom, Inc.(a)                         125,000      6,164,062
--------------------------------------------------------------
                                                    34,820,774
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-25.66%

724 Solutions Inc.(a)                     4,000        271,500
--------------------------------------------------------------
Active Voice Corp.(a)                   100,000      4,600,000
--------------------------------------------------------------
Aspect Development, Inc.(a)              78,400      5,252,800
--------------------------------------------------------------
Diamond Technology Partners Inc.(a)      45,000      3,687,187
--------------------------------------------------------------
Digex, Inc.(a)                          150,000     12,731,250
--------------------------------------------------------------
Entrust Technologies, Inc.               60,000      2,842,500
--------------------------------------------------------------
IONA Technologies PLC-ADR
  (Ireland)(a)                          137,700      6,540,750
--------------------------------------------------------------
ISS Group, Inc.(a)                       70,000      4,633,125
--------------------------------------------------------------
Kronos, Inc.(a)                          40,000      2,400,000
--------------------------------------------------------------
Macromedia, Inc.(a)                      95,000      6,501,562
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Macrovision Corp.(a)                     51,300   $  4,806,169
--------------------------------------------------------------
McAfee.com Corp.(a)                      80,000      2,700,000
--------------------------------------------------------------
Mercury Interactive Corp.(a)            125,000     13,671,875
--------------------------------------------------------------
Micromuse, Inc.(a)                       31,400      5,124,087
--------------------------------------------------------------
Natural MicroSystems Corp.(a)           135,000      5,189,062
--------------------------------------------------------------
Open Market, Inc.(a)                    157,500      8,111,250
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               93,000      7,068,000
--------------------------------------------------------------
Preview Systems, Inc.(a)                141,000      6,909,000
--------------------------------------------------------------
PSW Technologies, Inc.(a)               225,000      9,098,438
--------------------------------------------------------------
QRS Corp.(a)                             73,700      5,324,825
--------------------------------------------------------------
Radiant Systems, Inc.(a)                150,000      5,625,000
--------------------------------------------------------------
RadiSys Corp.(a)                        135,000      5,501,250
--------------------------------------------------------------
Rational Software Corp.(a)              165,000      8,580,000
--------------------------------------------------------------
Tanning Technology Corp.(a)             115,000      5,016,875
--------------------------------------------------------------
Telescan, Inc.(a)                       281,000      6,006,375
--------------------------------------------------------------
Verio, Inc.(a)                          220,000     14,162,500
--------------------------------------------------------------
Verity, Inc.(a)                         175,000      5,950,000
--------------------------------------------------------------
Webhire, Inc.(a)                        250,000      2,156,250
--------------------------------------------------------------
WebTrends Corp.(a)                      100,000      8,612,500
--------------------------------------------------------------
                                                   179,074,130
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.56%

Fossil, Inc.(a)                         200,000      3,887,500
--------------------------------------------------------------

CONSUMER FINANCE-0.34%

Advanta Corp.-Class B                   175,000      2,395,313
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-6.80%

California Amplifier, Inc.(a)           250,000      8,453,125
--------------------------------------------------------------
Cohu, Inc.                              125,000      5,156,250
--------------------------------------------------------------
CommScope, Inc.(a)                      170,000      6,470,625
--------------------------------------------------------------
NetOptix Corp.(a)                       105,000      8,898,750
--------------------------------------------------------------
Sawtek, Inc.(a)                         205,000     12,966,250
--------------------------------------------------------------
Veeco Instruments Inc.(a)               100,000      5,487,500
--------------------------------------------------------------
                                                    47,432,500
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.73%

Kent Electronics Corp.(a)               220,000      5,073,750
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.68%

Anaren Microwave, Inc.(a)               125,000      7,359,375
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (DEFENSE)-(CONTINUED)

Mercury Computer Systems, Inc.(a)       115,000   $  4,377,188
--------------------------------------------------------------
                                                    11,736,563
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-5.41%

Alpha Industries, Inc.(a)                70,000      5,862,500
--------------------------------------------------------------
Newport Corp.                           150,000     10,668,750
--------------------------------------------------------------
Photon Dynamics, Inc.(a)                110,000      6,283,750
--------------------------------------------------------------
Varian Inc.(a)                          250,000      7,187,500
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   160,000      7,740,000
--------------------------------------------------------------
                                                    37,742,500
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-10.90%

Alliance Semiconductor Corp.(a)         350,000      5,250,000
--------------------------------------------------------------
Amkor Technology, Inc.(a)               175,000      5,556,250
--------------------------------------------------------------
Burr-Brown Corp.(a)                     150,000      5,550,000
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)          125,000      5,000,000
--------------------------------------------------------------
Exar Corp.(a)                           100,000      6,300,000
--------------------------------------------------------------
Flextronics International Ltd.
  (Singapore)(a)                         80,000      3,975,000
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       60,000      6,660,000
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                               100,000      2,850,000
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                      38,300      6,913,150
--------------------------------------------------------------
Power Integrations, Inc.(a)              60,000      2,193,750
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                75,000      6,075,000
--------------------------------------------------------------
Semtech Corp.(a)                        100,000      6,000,000
--------------------------------------------------------------
TranSwitch Corp.(a)                     135,000      6,707,813
--------------------------------------------------------------
Zoran Corp.(a)                          155,000      7,071,875
--------------------------------------------------------------
                                                    76,102,838
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-3.44%

Advanced Energy Industries, Inc.(a)     125,000      6,359,375
--------------------------------------------------------------
Credence Systems Corp.(a)               100,000      8,487,500
--------------------------------------------------------------
Cymer, Inc.(a)                          100,000      5,512,500
--------------------------------------------------------------
Helix Technology Corp.                   75,000      3,646,875
--------------------------------------------------------------
                                                    24,006,250
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.30%

SEI Investments Co.                      20,000      2,085,000
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.25%

Isle of Capri Casinos, Inc.(a)          400,000      4,412,500
--------------------------------------------------------------
Station Casinos, Inc.(a)                201,300      4,327,950
--------------------------------------------------------------
                                                     8,740,450
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.38%

Alpharma, Inc.-Class A                  100,400   $  3,413,600
--------------------------------------------------------------
Jones Pharma, Inc.                      227,500     13,209,219
--------------------------------------------------------------
                                                    16,622,819
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.96%

ArthroCare Corp.(a)                      75,000      5,109,375
--------------------------------------------------------------
Cyberonics, Inc.(a)                     200,000      4,600,000
--------------------------------------------------------------
Zoll Medical Corp.(a)                   100,000      3,937,500
--------------------------------------------------------------
                                                    13,646,875
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.93%

Priority Healthcare Corp.(a)            250,000      7,234,375
--------------------------------------------------------------
Techne Corp.(a)                         100,000      6,237,500
--------------------------------------------------------------
                                                    13,471,875
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.51%

Investment Technology Group, Inc.(a)    100,000      3,550,000
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.35%

Federated Investors, Inc.-Class B       125,000      2,468,750
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.97%

Zomax Media, Inc.(a)                    150,000      6,750,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.30%

Applied Science and Technology,
  Inc.(a)                               130,000      4,013,750
--------------------------------------------------------------
Dril-Quip, Inc.(a)                      160,000      5,050,000
--------------------------------------------------------------
                                                     9,063,750
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-4.70%

Cal Dive International, Inc.(a)         230,000      7,015,000
--------------------------------------------------------------
Grey Wolf, Inc.(a)                    1,000,000      3,000,000
--------------------------------------------------------------
National-Oilwell, Inc.(a)               225,000      4,218,750
--------------------------------------------------------------
Newpark Resources, Inc.(a)              700,000      4,418,750
--------------------------------------------------------------
Patterson Energy, Inc.(a)               350,000      5,818,750
--------------------------------------------------------------
Precision Drilling Corp.-ADR
  (Canada)(a)                           150,000      3,834,375
--------------------------------------------------------------
Unit Corp.(a)                           602,500      4,518,750
--------------------------------------------------------------
                                                    32,824,375
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.58%

Spinnaker Exploration Co.(a)            265,000      4,041,250
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.85%

Zebra Technologies Corp.(a)             100,000      5,918,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RESTAURANTS-1.09%

RARE Hospitality International,
  Inc.(a)                               150,000   $  2,479,688
--------------------------------------------------------------
Sonic Corp.(a)                          179,000      5,146,250
--------------------------------------------------------------
                                                     7,625,938
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.95%

Tweeter Home Entertainment Group,
  Inc.(a)                               140,000      4,016,250
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)           150,000      2,606,250
--------------------------------------------------------------
                                                     6,622,500
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-3.29%

AnnTaylor Stores Corp.(a)                66,000      1,452,000
--------------------------------------------------------------
Charming Shoppes, Inc.(a)             1,000,000      6,812,500
--------------------------------------------------------------
Chico's Fas, Inc.(a)                    240,000      3,540,000
--------------------------------------------------------------
Deb Shops, Inc.                         250,000      3,859,375
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)          130,000      3,103,750
--------------------------------------------------------------
Too Inc.(a)                             254,900      4,221,781
--------------------------------------------------------------
                                                    22,989,406
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.26%

Lamar Advertising Co.(a)                150,000      8,793,750
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.52%

Championship Auto Racing Teams,
  Inc.(a)                               175,000      3,664,063
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.58%

FactSet Research Systems, Inc.           60,000      4,020,000
--------------------------------------------------------------

TEXTILES (APPAREL)-1.40%

Guess?, Inc.(a)                         275,000      6,445,313
--------------------------------------------------------------
Tefron Ltd. (Israel)(a)                 235,000      3,348,750
--------------------------------------------------------------
                                                     9,794,063
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests
      (Cost $431,406,223)                          685,277,294
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
CORPORATE CONVERTIBLE BONDS-0.80%

COMPUTERS (SOFTWARE & SERVICES)-0.80%

Rational Software Corp., Conv.
  Bonds
  5.00%, 02/01/07 (Acquired
  01/27/00-01/28/00; Cost
  $5,694,625)(b)                     $5,670,000      5,584,950
--------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION      MARKET
                       CONTRACTS    PRICE        DATE         VALUE
OPTIONS PURCHASED-3.06%

CALLS-0.22%

Mirage Resorts, Inc.
  (Gaming, Lottery &
  Parimutuel
  Companies)              6,602    $     15     Feb-00     $    165,050
-----------------------------------------------------------------------
Morgan Stanley
  Cyclical Index
  (Investments)           1,230         590     Mar-00          284,437
-----------------------------------------------------------------------
Network Associates,
  Inc. (Computers-
  Software &
  Services)               3,854          30     Feb-00          264,963
-----------------------------------------------------------------------
OSX Index (Oil & Gas
  Services)               3,550          90     Feb-00          843,125
-----------------------------------------------------------------------
                                                              1,557,575
-----------------------------------------------------------------------

PUTS-2.84%

S&P 500 Index             1,000       1,375     Feb-00        2,062,500
                          1,000       1,400     Feb-00        2,950,000
                          1,096       1,375     Mar-00        3,657,900
                          1,000       1,400     Mar-00        4,206,250
                          1,000       1,450     Mar-00        6,950,000
-----------------------------------------------------------------------
                                                             19,826,650
-----------------------------------------------------------------------
  Total Options Purchased (Cost
    $22,429,071)                                             21,384,225
-----------------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-2.28%

STIC Liquid Assets Portfolio(c)       7,941,816      7,941,816
--------------------------------------------------------------
STIC Prime Portfolio(c)               7,941,816      7,941,816
--------------------------------------------------------------
  Total Money Market Funds
    (Cost $15,883,632)                              15,883,632
--------------------------------------------------------------
TOTAL INVESTMENTS-104.33%
  (Cost $475,413,551)                              728,130,101
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(4.33%)              (30,252,133)
--------------------------------------------------------------
NET ASSETS-100.00%                                $697,877,968
==============================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(D)

Abercrombie & Fitch Co.-Class A        180,000   $  3,847,500
-------------------------------------------------------------
Administaff, Inc.                      154,000      4,042,500
-------------------------------------------------------------
Blyth Industries, Inc.                 246,300      5,772,656
-------------------------------------------------------------
Cardinal Health, Inc.                   72,300      3,456,844
-------------------------------------------------------------
Chemdex Corp.                           75,000      7,312,500
-------------------------------------------------------------
Enhance Financial Services Group,
  Inc.                                 124,300      1,732,431
-------------------------------------------------------------
Equifax, Inc.                          185,000      3,977,500
-------------------------------------------------------------
4 Kids Entertainment, Inc.             150,000      3,468,750
-------------------------------------------------------------
Gap, Inc. (The)                        125,000      5,585,938
-------------------------------------------------------------
Globalstar Telecommunications Ltd.     135,000      4,446,563
-------------------------------------------------------------
Guidant Corp.                          125,000      6,578,125
-------------------------------------------------------------
IDEC Pharmaceuticals Corp.              60,000      7,571,250
-------------------------------------------------------------
Inhale Therapeutic Systems, Inc.        30,000      1,753,125
-------------------------------------------------------------
Interphase Corp.                       170,000      2,932,500
-------------------------------------------------------------
iVillage Inc.                           50,000        818,750
-------------------------------------------------------------
Lernout & Hauspie Speech Products
  N.V. (Belgium)                        90,000      4,230,000
-------------------------------------------------------------
Medquist, Inc.                          71,100      1,417,556
-------------------------------------------------------------
Newell Rubbermaid, Inc.                155,000      4,650,000
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(D)-(CONTINUED)

Ocular Sciences Inc.                   277,100   $  5,611,275
-------------------------------------------------------------
Polaroid Corp.                         263,000      6,246,250
-------------------------------------------------------------
Profit Recovery Group International,
  Inc. (The)                           179,200      4,860,800
-------------------------------------------------------------
Progressive Corp. (The)                 35,900      2,234,775
-------------------------------------------------------------
Quintiles Transnational Corp.          200,600      5,303,363
-------------------------------------------------------------
Ramp Networks, Inc.                    175,000      2,351,562
-------------------------------------------------------------
Rex Stores Corp.                        50,000        768,750
-------------------------------------------------------------
Royal Caribbean Cruises Ltd.           150,000      7,415,625
-------------------------------------------------------------
Stryker Corp.                           85,000      5,355,000
-------------------------------------------------------------
Tech Data Corp.                        131,900      2,938,897
-------------------------------------------------------------
Tidewater Inc.                         192,000      5,460,000
-------------------------------------------------------------
Tyco International Ltd.                 68,200      2,915,550
-------------------------------------------------------------
VISX, Inc.                             125,000      3,546,875
-------------------------------------------------------------
Waters Corp.                           114,900      8,488,237
-------------------------------------------------------------
Whole Foods Market, Inc.               140,000      6,440,000
-------------------------------------------------------------
World Wrestling Federation
  Entertainment                        150,000      2,315,625
-------------------------------------------------------------
                                                 $145,847,072
=============================================================

Investment Abbreviations:

ADR - American Depositary Receipt
Conv. - Convertible

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value of this security represented 0.80% of the Fund's net assets.
(c)The money market fund has the same investment advisor as the Fund.
(d)Collateral on short sales was segregated by the Fund in the amount of $155,809,965 which represents 106.83% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $475,413,551)                              $728,130,101
---------------------------------------------------------
Cash                                              687,077
---------------------------------------------------------
Receivables for:
  Investments sold                              3,613,946
---------------------------------------------------------
  Investments sold short                      140,725,900
---------------------------------------------------------
  Short position covered                           70,097
---------------------------------------------------------
  Fund shares sold                                929,588
---------------------------------------------------------
  Dividends and interest                          455,390
---------------------------------------------------------
Investment for deferred compensation plan           9,691
---------------------------------------------------------
Other assets                                      155,776
---------------------------------------------------------
    Total assets                              874,777,566
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         8,256,885
---------------------------------------------------------
  Fund shares reacquired                        1,444,378
---------------------------------------------------------
  Deferred compensation plan                        9,691
---------------------------------------------------------
  Loans                                        20,000,000
---------------------------------------------------------
  Dividends on short sales                         44,603
---------------------------------------------------------
Market value of securities sold short
  (proceeds from sales $140,725,900)          145,847,072
---------------------------------------------------------
Accrued advisory fees                             591,749
---------------------------------------------------------
Accrued distribution fees                         418,417
---------------------------------------------------------
Accrued trustees' fees                                630
---------------------------------------------------------
Accrued transfer agent fees                        45,359
---------------------------------------------------------
Accrued operating expenses                        240,814
---------------------------------------------------------
    Total liabilities                         176,899,598
---------------------------------------------------------
Net assets applicable to shares outstanding  $697,877,968
---------------------------------------------------------

NET ASSETS:
Class A                                      $386,325,106
=========================================================
Class B                                      $279,884,799
=========================================================
Class C                                      $ 31,668,063
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        18,299,035
=========================================================
Class B                                        13,404,269
=========================================================
Class C                                         1,515,038
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.11
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.11 divided by
       94.50%)                               $      22.34
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.88
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.90
=========================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                     $  1,697,790
---------------------------------------------------------
Dividends                                         315,846
---------------------------------------------------------
    Total investment income                     2,013,636
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,630,520
---------------------------------------------------------
Administrative services fees                       61,439
---------------------------------------------------------
Custodian fees                                     42,817
---------------------------------------------------------
Interest expense                                  866,782
---------------------------------------------------------
Transfer agent fees-Class A                       122,610
---------------------------------------------------------
Transfer agent fees-Class B                       112,621
---------------------------------------------------------
Transfer agent fees-Class C                         9,091
---------------------------------------------------------
Trustees' fees                                      4,130
---------------------------------------------------------
Distribution fees-Class A                         513,719
---------------------------------------------------------
Distribution fees-Class B                       1,075,281
---------------------------------------------------------
Distribution fees-Class C                          90,657
---------------------------------------------------------
Dividends on short sales                          126,527
---------------------------------------------------------
Other                                             417,375
---------------------------------------------------------
    Total expenses                              6,073,569
---------------------------------------------------------
Less: Expenses paid indirectly                     (5,213)
---------------------------------------------------------
    Net expenses                                6,068,356
---------------------------------------------------------
Net investment income (loss)                   (4,054,720)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        95,434,417
---------------------------------------------------------
  Securities sold short                       (16,678,833)
---------------------------------------------------------
  Futures contracts                              (218,627)
---------------------------------------------------------
  Option contracts written                      1,773,864
---------------------------------------------------------
                                               80,310,821
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       147,654,316
---------------------------------------------------------
  Securities sold short                        (6,420,053)
---------------------------------------------------------
  Option contracts written                        258,044
---------------------------------------------------------
                                              141,492,307
---------------------------------------------------------
Net gain from investment securities,
  securities sold short, futures and option
  contracts                                   221,803,128
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $217,748,408
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2000 and the year ended July 31, 1999 (Unaudited)

                                                              JANUARY 31,      JULY 31,
                                                                  2000           1999
                                                              ------------   ------------
OPERATIONS:

  Net investment income (loss)                                $ (4,054,720)  $ (4,494,793)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                    80,310,821      8,988,418
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short, futures and option
    contracts                                                  141,492,307    113,395,076
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       217,748,408    117,888,701
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --       (102,881)
-----------------------------------------------------------------------------------------
  Class B                                                               --        (48,732)
-----------------------------------------------------------------------------------------
  Class C                                                               --             --
-----------------------------------------------------------------------------------------
Distributions from net realized gains:
  Class A                                                      (15,798,563)            --
-----------------------------------------------------------------------------------------
  Class B                                                      (11,509,981)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (1,189,843)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       74,776,708     30,818,297
-----------------------------------------------------------------------------------------
  Class B                                                       49,401,951     19,845,339
-----------------------------------------------------------------------------------------
  Class C                                                       18,957,958      5,266,423
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 332,386,638    173,667,147
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          365,491,330    191,824,183
-----------------------------------------------------------------------------------------
  End of period                                               $697,877,968   $365,491,330
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $396,799,356   $253,662,739
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (4,152,091)       (97,371)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                   57,635,325      5,822,891
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short, futures and option contracts        247,595,378    106,103,071
-----------------------------------------------------------------------------------------
                                                              $697,877,968   $365,491,330
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund is closed to new investors as of November 4, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, quality, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at any time exceed 25% of the Fund's net assets. Dividend expense on short sales is recorded on ex-dividend date.

F. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
    An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
    The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.

G. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2000, AIM was paid $61,439 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2000, AFS was paid $119,744 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $513,719, $1,075,281 and $90,657, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $218,444, from sales of the Class A shares of the Fund during the six months ended January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2000, AIM Distributors received $18,635 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2000, the Fund paid legal fees of $1,899 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,013 and $2,200, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,213 during the six months ended January 31, 2000.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. Commitment fees paid by the Fund for the six months ended January 31, 2000 were $87,190.
  During the six months ended January 31, 2000, the average outstanding daily balance of bank loans for the Fund was $25,760,870 with a weighted average interest rate of 6.02%. Interest expense for the Fund for the six months ended January 31, 2000 was $779,592.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2000 was $569,180,618 and $533,859,437, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities and securities sold short, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                                       $267,368,127
--------------------------------------------------------------------------
  Securities sold short                                         10,919,828
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                        (14,824,857)
--------------------------------------------------------------------------
  Securities sold short                                        (16,041,000)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $247,422,098
==========================================================================
Cost of investments for tax purposes is $475,586,831. Proceeds from securities sold short is the same for tax and financial reporting purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 were as follows:

                                                                  JANUARY 31, 2000              JULY 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                      5,471,540   $ 91,930,400    9,086,718   $ 99,751,555
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                     3,426,734     56,201,283    4,403,590     48,831,913
-------------------------------------------------------------------------------------------------------------------
  Class C*                                                     1,159,653     19,611,762      463,451      5,940,023
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        778,550     14,954,295        8,677         96,302
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                       531,918     10,112,040        3,755         41,572
-------------------------------------------------------------------------------------------------------------------
  Class C*                                                        57,775      1,099,468           --             --
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,799,631)   (32,107,987)  (6,264,993)   (69,029,559)
-------------------------------------------------------------------------------------------------------------------
  Class B*                                                      (982,486)   (16,911,372)  (2,617,703)   (29,028,148)
-------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (106,954)    (1,753,272)     (58,887)      (673,599)
-------------------------------------------------------------------------------------------------------------------
                                                               8,537,099   $143,136,617    5,024,608   $ 55,930,059
===================================================================================================================

* Class B and Class C shares commenced sales on July 13, 1998 and December 30, 1998, respectively.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call option contracts written during the six months ended January 31, 2000 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                                --     $        --
-------------------------------------------------------------------------------------
Written                                                         1,000         703,686
-------------------------------------------------------------------------------------
Closed                                                         (1,000)       (703,686)
-------------------------------------------------------------------------------------
Expired                                                            --              --
-------------------------------------------------------------------------------------
End of period                                                      --     $        --
-------------------------------------------------------------------------------------

NOTE 9-PUT OPTION CONTRACTS

Transactions in put option contracts written during the six months ended January 31, 2000 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                             1,683     $ 1,266,631
-------------------------------------------------------------------------------------
Written                                                         1,485       1,070,657
-------------------------------------------------------------------------------------
Closed                                                         (3,168)     (2,337,288)
-------------------------------------------------------------------------------------
Expired                                                            --              --
-------------------------------------------------------------------------------------
End of period                                                      --     $        --
-------------------------------------------------------------------------------------

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended January 31, 2000, the year ended July 31, 1999 and the period June 29, 1998 (date sales commenced) through July 31, 1998, for a share of Class B outstanding during the six months ended January 31, 2000, the year ended July 31, 1999 and the period July 13, 1998 (date sales commenced) through July 31, 1998, and for a share of Class C outstanding during the six months ended January 31, 2000 and the period December 30, 1998 (date sales commenced) through July 31, 1999.

                                              CLASS A                              CLASS B                        CLASS C
                               ----------------------------------   ----------------------------------   ----------------------
                               JANUARY 31,    JULY 31,   JULY 31,   JANUARY 31,    JULY 31,   JULY 31,   JANUARY 31,   JULY 31,
                                 2000(a)      1999(a)    1998(a)      2000(a)      1999(a)    1998(a)      2000(a)     1999(a)
                               -----------    --------   --------   -----------    --------   --------   -----------   --------
Net asset value, beginning of
  period                        $  14.86      $   9.76   $  10.00    $  14.75      $   9.76   $ 10.07      $ 14.78      $11.70
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
Income from investment
  operations:
  Net investment income (loss)     (0.11)        (0.09)      0.02       (0.17)        (0.17)     0.01        (0.18)      (0.11)
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 7.26          5.20      (0.26)       7.20          5.17     (0.32)        7.20        3.19
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
    Total from investment
      operations                    7.15          5.11      (0.24)       7.03          5.00     (0.31)        7.02        3.08
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
Dividends from net investment
  income                              --         (0.01)        --          --         (0.01)       --           --          --
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
Dividends from net realized
  capital gains                    (0.90)           --         --       (0.90)           --        --        (0.90)         --
------------------------------  --------      --------   --------    --------      --------   -------      -------      ------
Net asset value, end of period  $  21.11      $  14.86   $   9.76    $  20.88      $  14.75   $  9.76      $ 20.90      $14.78
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Total return(b)                    48.68%        52.36%     (2.40)%     48.12%        51.30%    (3.08)%      48.06%      29.31%
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Ratios/supplemental data:
Net assets, end of period (000
  omitted)                      $386,325      $205,721   $107,540    $279,885      $153,793   $84,285      $31,668      $5,977
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Ratio of expenses to average
  net assets including interest
  expense and dividends on
  short sales expense               2.01%(c)      2.35%      1.59%(d)    2.68%(c)      3.03%     2.30%(d)     2.68%(c)    3.03%(d)
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Ratio of expenses to average
  net assets excluding interest
  expense and dividends on
  short sales expense               1.63%(c)      1.74%      1.59%(d)    2.30%(c)      2.42%     2.30%(d)     2.30%(c)    2.42%(d)
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Ratio of interest expense and
  dividends on short sales
  expense to average net asset      0.38%(c)      0.61%        --%(d)    0.38%(c)      0.61%      --%(d)      0.38%(c)    0.61%(d)
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Ratio of net investment income
  (loss) to average net assets     (1.24)%(c)    (1.44)%     2.00%(d)   (1.91)%(c)    (2.12)%    1.29%(d)     1.91)%(c)  (2.12)%(d)
==============================  ========      ========   ========    ========      ========   =======      =======      ======
Portfolio turnover rate              103%          220%         13%       103%          220%       13%         103%        220%
==============================  ========      ========   ========    ========      ========   =======      =======      ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $291,958,584, $213,887,374, and $18,032,870 for Class A, Class B and Class C shares, respectively.
(d) Annualized.

PROXY RESULTS
(UNAUDITED)

A meeting of shareholders of certain portfolios of AIM Special Opportunities Funds (the "Trust"), was held on December 20, 1999. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc. with respect to AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund, each a portfolio of the Trust (each a "Fund," and collectively, the "Funds").

(3) To approve amending the Funds' fundamental investment restrictions.

(4) To approve changing the Funds' investment objectives from fundamental policies to non-fundamental policies.

(5) To ratify the selection of KPMG LLP as independent accountants for each of the Funds for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                    VOTES     WITHHELD/
        TRUSTEE/MATTER                                                VOTES FOR    AGAINST   ABSTENTIONS
        --------------                                                ----------   -------   -----------
(1)     Charles T. Bauer............................................  13,630,194     7,836      417,409
        Bruce L. Crockett...........................................  13,652,468     7,836      395,134
        Owen Daly II................................................  13,635,704     7,836      411,899
        Edward K. Dunn, Jr..........................................  13,649,355     7,836      398,248
        Jack Fields.................................................  13,645,534     7,836      402,069
        Carl Frischling.............................................  13,636,947     7,836      410,656
        Robert H. Graham............................................  13,650,808     7,836      396,795
        Prema Mathai-Davis..........................................  13,645,820     7,836      401,783
        Lewis F. Pennock............................................  13,648,072     7,836      399,531
        Louis S. Sklar..............................................  13,648,207     7,836      399,395
(2)     Approval of investment advisory agreement...................   9,878,729   468,987    3,443,061*
(3)(a)  Modification of Fundamental Restriction on Industry
        Concentration...............................................  10,015,633   299,145    3,476,000*
(3)(b)  Modification of Fundamental Restriction on Purchasing
        Securities of Other Investment Companies....................   9,975,515   358,267    3,456,995*
(3)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................   9,879,998   418,528    3,492,252*
(3)(d)  Modification of Fundamental Restriction on Purchasing or
        Selling Real Estate.........................................   9,770,073   534,076    3,486,628*
(3)(e)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................   9,720,034   569,516    3,501,227*
(3)(f)  Modification of Fundamental Restriction on Making Loans.....   9,652,353   614,846    3,523,578*
(3)(g)  Modification of Fundamental Restriction on Borrowing Money
        and Issuing Senior Securities...............................   9,730,424   539,178    3,521,176*
(3)(h)  Modification of Fundamental Restriction on Investing in an
        Investment Company with the Same Objectives, Policies and
        Limitations.................................................   9,943,249   365,102    3,482,426*
(4)     Approval of Changing Investment Objective from Fundamental
        to Non-Fundamental..........................................   9,633,629   634,496    3,522,652*
(5)     Ratification of the selection of KPMG LLP as the Trust's
        Independent Public Accountants..............................  13,508,491   152,032      386,605

---------------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                                 OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                                  Charles T. Bauer                            11 Greenway Plaza
Chairman                                          Chairman                                    Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                Gary T. Crum                                Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                       A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman, President and                                                         CUSTODIAN
Chief Operating Officer,                          Melville B. Cox
Mercantile-Safe Deposit & Trust Co.; and          Vice President                              State Street Bank and Trust Company
President, Mercantile Bankshares                                                              225 Franklin Street
                                                  Mary J. Benson                              Boston, MA 02110
Jack Fields                                       Assistant Vice President and
Chief Executive Officer                           Assistant Treasurer                         COUNSEL TO THE FUND
Texana Global, Inc.;
Formerly Member                                   Sheri Morris                                Ballard Spahr
of the U.S. House of Representatives              Assistant Vice President and                Andrews & Ingersoll, LLP
                                                  Assistant Treasurer                         1735 Market Street
Carl Frischling                                                                               Philadelphia, PA 19103
Partner                                           Renee A. Friedli
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                         COUNSEL TO THE TRUSTEES

Robert H. Graham                                  P. Michelle Grace                           Kramer Levin Naftalis & Frankel LLP
President and Chief Executive Officer             Assistant Secretary                         919 Third Avenue
A I M Management Group Inc.                                                                   New York, NY 10022
                                                  Nancy L. Martin
Prema Mathai-Davis                                Assistant Secretary                         DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                                  Ofelia M. Mayo                              A I M Distributors, Inc.
Lewis F. Pennock                                  Assistant Secretary                         11 Greenway Plaza
Attorney                                                                                      Suite 100
                                                  Lisa A. Moss                                Houston, TX 77046
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Kathleen J. Pflueger
Limited Partnership                               Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                AIM FUNDS(SM) KEEPS YOU POSTED ON YOUR INVESTMENT

     We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.


                           --------------------------
                                    WE INFORM
                             OUR SHAREHOLDERS ABOUT
                                THEIR INVESTMENTS
                              WITH REGULAR MAILINGS
                              THROUGHOUT THE YEAR.
                           --------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                     MONEY MARKET FUNDS*                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                       AIM Money Market Fund                    leadership in the mutual fund industry
AIM Blue Chip Fund                               AIM Tax-Exempt Cash Fund                 since 1976 and managed approximately
AIM Capital Development Fund                                                              $160 billion in assets for more than 6.6
AIM Constellation Fund(1)                        INTERNATIONAL GROWTH FUNDS               million shareholders, including individual
AIM Dent Demographic Trends Fund                 AIM Advisor International Value Fund     investors, corporate clients and financial
AIM Large Cap Growth Fund                        AIM Asian Growth Fund                    institutions, as of December 31, 1999.
AIM Mid Cap Equity Fund                          AIM Developing Markets Fund                The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                          AIM Euroland Growth Fund(5)              Trademark-- is distributed nationwide,
AIM Mid Cap Opportunities Fund(2)                AIM European Development Fund            and AIM today is the eighth-largest mutual
AIM Select Growth Fund                           AIM International Equity Fund            fund complex in the United States in
AIM Small Cap Growth Fund(3)                     AIM Japan Growth Fund                    assets under management, according to
AIM Small Cap Opportunities Fund(4)              AIM Latin American Growth Fund           Strategic Insight, an independent
AIM Value Fund                                   AIM New Pacific Growth Fund              mutual fund monitor.
AIM Weingarten Fund
                                                 GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                            AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                            AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                     GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                                AIM Global Growth & Income Fund
AIM Basic Value Fund                             AIM Global Utilities Fund
AIM Charter Fund
                                                 GLOBAL INCOME FUNDS
INCOME FUNDS                                     AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                           AIM Global Government Income Fund
AIM High Yield Fund                              AIM Global Income Fund
AIM High Yield Fund II                           AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                 THEME FUNDS
AIM Limited Maturity Treasury Fund               AIM Global Consumer Products and Services Fund
                                                 AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                            AIM Global Health Care Fund
AIM High Income Municipal Fund                   AIM Global Infrastructure Fund
AIM Municipal Bond Fund                          AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut          AIM Global Telecommunications and Technology Fund(6)
AIM Tax-Free Intermediate Fund                   AIM Global Trends Fund(7)

(1)Effective December 1, 1999, AIM Constellation
Fund's investment strategy broadened to allow
investments across all market capitalizations.
(2)AIM Mid Cap Opportunities Fund closed to new
investors on March 21, 2000. (3)AIM Small Cap
Growth Fund closed to new investors on November 8,
1999. (4)AIM Small Cap Opportunities Fund closed
to new investors on November 4, 1999. (5)On
September 1, 1999, AIM Europe Growth Fund was
renamed AIM Euroland Growth Fund. Previously the
fund invested in all size companies in most areas
of Europe. The fund now seeks to invest at least
65% of its assets in large-cap companies within
countries using the euro as their currency
(EMU-member countries). (6)On June 1, 1999, AIM
Global Telecommunications Fund was renamed AIM
Global Telecommunications and Technology Fund.
(7)Effective August 27, 1999, AIM Global Trends
Fund was restructured to operate as a traditional
mutual fund. Before that date, the fund operated
as a fund of funds. For more complete information
about any AIM fund(s), including sales charges and
expenses, ask your financial advisor or securities
dealer for a free prospectus(es). Please read the
prospectus(es) carefully before you invest or send
money. If used as sales material after April 20,
2000, this report must be accompanied by a current
Quarterly Review of Performance for AIM Funds.          [AIM LOGO APPEARS HERE]
(*)An investment in any AIM money market fund is
not insured by the Federal Deposit Insurance            INVEST WITH DISCIPLINE
Corporation or any other government agency.            --Registered Trademark--

[DALBAR LOGO APPEARS HERE]

A I M Distributors, Inc.                                               SCO-SAR-1